SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 6, 2002

PRIMA ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-9408 (Commission file number)	84-1097578 (I.R.S. Employer Identification No.)

1099 18th Street, Suite 400, Denver CO 80202
(Address of principal executive offices) (Zip Code)

(303) 297-2100
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed from last report.)

Item 5. Other Events
Item 7c. Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.4 Press Release dated August 6, 2002
EX-99.5 Press Release dated August 9, 2002

PRIMA ENERGY CORPORATION
FORM 8-K
AUGUST 6, 2002

Item 5. Other Events

     On August 6, 2002, Prima Energy Corporation, a Delaware corporation, issued a press release reporting financial results for the quarter and six months ended June 30, 2002 and providing an update of operating activities and commodity hedging transactions. A copy of the press release is attached hereto as Exhibit 99.4

     On August 9, 2002, Prima issued a press release correcting cash flows for the quarter and six months ended June 30, 2002. A copy of the press release is attached hereto as Exhibit 99.5

Item 7c. Exhibits

     The following exhibits are filed herewith pursuant to the provisions of Item 601 of Regulation S-K.

Exhibit
Table No.	Document	Exhibit No.

99	Prima Energy Corporation Press Release dated August 6, 2002	99.4

99	Prima Energy Corporation Press Release dated August 9, 2002	99.5

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMA ENERGY CORPORATION (Registrant)

Date August 12, 2002	/s/ Neil L. Stenbuck Neil L. Stenbuck, Executive Vice President & CFO

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EXHIBIT INDEX

Exhibit
Table No.	Document	Exhibit No.

99	Prima Energy Corporation Press Release dated August 6, 2002	99.4

99	Prima Energy Corporation Press Release dated August 9, 2002	99.5